Investor Presentation DECEMBER 2021 Net-Zero Now Exhibit 99.2

104-27-224 66-68-76 90-110-255 183-82-255 255-186-49 For the purposes of this notice, the “presentation” that follows shall mean and include the slides that follow, the oral presentation of the slides by members of management of ArcLight Clean Transition Corp. II (“SPAC” or “ArcLight”) or OPAL Fuels LLC (the “Company” or “OPAL”) or any person on their behalf, the question-and-answer session that follows that oral presentation, hard copies of this document and any materials distributed at, or in connection with, that presentation. By attending the meeting where the presentation is made, or by reading the presentation slides, you will be deemed to have (i) agreed to the following limitations and notifications and made the following undertakings and (ii) acknowledged that you understand the legal and regulatory sanctions attached to the misuse, disclosure or improper circulation of this presentation. Confidentiality: This presentation is preliminary in nature and provided solely for informational and discussion purposes only and must not be relied upon for any other purposes. This presentation is intended solely for investors that are qualified institutional buyers as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and eligible institutional investors outside the U.S. and has been prepared for the purposes of familiarizing such investors with the potential business combination between OPAL and SPAC (the “Business Combination,” and the resulting combined company, the “Combined Company”) and related transactions, including the proposed private offering of public equity (the “PIPE Offering, and collectively, the “Proposed Transactions”) and for no other purpose. The release, reproduction, publication or distribution of this presentation, in whole or in part, or the disclosure of its contents, without the prior consent of the Company and SPAC is unlawful and prohibited. Persons whom possess this document should inform themselves about, and observe, any such restrictions. By accepting this presentation, each recipient agrees: (i) that the information included in this presentation is confidential and may constitute material non-public information, (ii) to maintain the confidentiality of all information that is contained in this presentation and not already in the public domain, and (iii) to use this presentation for the sole purpose of evaluating the Company and the Proposed Transactions. No Offer or Solicitation: This presentation and any oral statements made in connection with this presentation do not constitute an offer to sell, or the solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, consent or approval in any jurisdiction in connection with the Proposed Transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This presentation does not constitute either advice or a recommendation regarding any securities. Any offer to sell securities pursuant to the PIPE Offering will be made only pursuant to a definitive subscription agreement and will be made in reliance on an exemption from registration under the Securities Act for offers and sales of securities that do not involve a public offering. SPAC and the Company reserve the right to withdraw or amend for any reason any offering and to reject any subscription agreement for any reason. The communication of this presentation is restricted by law; in addition to any prohibitions on distribution otherwise provided for herein, this presentation is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. The contents of this presentation have not been reviewed by any regulatory authority in any jurisdiction. No Representations or Warranties: No representations or warranties, express or implied are given in, or in respect of, this presentation or as to the accuracy, reasonableness or completeness of the information contained in or incorporated by reference herein. To the fullest extent permitted by law, in no circumstances will SPAC, the Company or any of their respective affiliates, directors, officers, employees, members, partners, shareholders, advisors or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents (including the internal economic models), its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, none of the Company, SPAC or any of their respective affiliates, directors, officers, employees, members, partners, shareholders, advisors or agents has independently verified the data obtained from these sources or makes any representation or warranty with respect to the accuracy of such information. Recipients of this presentation are not to construe its contents, or any prior or subsequent communications from or with SPAC, the Company or their respective representatives as investment, legal or tax advice. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of the Company, SPAC or the Proposed Transactions. Recipients of this presentation should each make their own evaluation of the Company, SPAC or the Proposed Transactions and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Recipients are not entitled to rely on the accuracy or completeness of this presentation and are entitled to rely solely on only those particular representations and warranties, if any, which may be made by SPAC or the Company to a recipient of this presentation or other third party in a definitive written agreement, when, and if executed, and subject to the limitations and restrictions as may be specified therein. The information contained herein and the parties involved in the Proposed Transactions, any representations, warranties, agreements or covenants between the recipient and any parties involved in the Proposed Transactions will be set forth in definitive agreements by and among such persons. The Company and SPAC disclaim any duty to update the information contained in this presentation. Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of the federal securities laws, including, but not limited to opinions and projections prepared by the Company’s and SPAC’s management. The recipient can identify forward-looking statements because they typically contain words such as “outlook,” “believes,” “expects,” “ will,” “ projected,” “continue,” “ increase,” “may,” “should,” “could,” “seeks,” “predicts,” “intends,” “trends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words and/or similar expressions that concern the Company’s or SPAC’s strategy, plans or intentions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements, opinions and projections are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s and SPAC’s current beliefs, expectations and assumptions regarding the future of their business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s or SPAC’s control. Actual results and condition (financial or otherwise) may differ materially from those indicated in the forward-looking statements. Disclaimer

Disclaimer (Cont’d) 104-27-224 66-68-76 90-110-255 183-82-255 255-186-49 These forward-looking statements also involve significant risks and uncertainties, many of which are beyond control of the Company or SPAC, that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted in connection with the Proposed Transactions; (2) the inability to complete the Proposed Transactions; (3) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the Proposed Transactions; (4) the risk that the Proposed Transactions disrupt current plans and operations; (5) the inability to recognize the anticipated benefits of the Proposed Transactions, which may be affected by, among other things, competition, the ability of the Combined Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees; (6) costs related to the the Proposed Transactions; (7) changes in the applicable laws or regulations; (8) the possibility that the Company or the Combined Company may be adversely affected by other economic, business, and/or competitive factors; (9) the impact of the global COVID 19 pandemic and; (10) other risks and uncertainties set forth in this presentation, including under the heading “Risk Factors” below, or separately provided to you and indicated from time to time described in filings and potential filings by the Company, SPAC and the Combined Company with the US Securities and Exchange Commission (the “SEC”). The Company and SPAC caution that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward looking statements, including projections, which speak only as of the date made. The Company and SPAC undertake no obligation to and accepts no obligation to release publicly any updates or revisions to any forward looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Financial Information: The financial and operating forecasts and projections contained in this presentation represent certain estimates of OPAL as of the date thereof. OPAL’s independent public accountants have not examined, reviewed or compiled the forecasts or projections and, accordingly, do not express an opinion or other form of assurance with respect thereto. These projections should not be relied upon as being indicative of future results. Furthermore, none of OPAL or its management team can give any assurance that the forecasts or projections contained herein accurately represents OPAL’s future operations or financial condition. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of OPAL or that actual results will not differ materially from those presented in these materials. Some of the assumptions upon which the projections are based inevitably will not materialize and unanticipated events may occur that could affect results. Therefore, actual results achieved during the periods covered by the projections may vary and may vary materially from the projected results. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information are indicative of future results or will be achieved. Any “pro forma” financial data included in this presentation has not been prepared in accordance with Article 11 of Regulation S-X of the SEC, is presented for informational purposes only and may differ materially from the Regulation S-X compliant pro forma financial statements of OPAL to be included any filings with the SEC. Non-GAAP Financial Measures: This presentation includes certain non-GAAP financial measures on a forward-looking basis such as EBITDA and gross profit. These non-GAAP measures are an addition, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to any performance measures derived in accordance with GAAP. The Company believes that these non-GAAP measures of future financial results provide useful supplemental information to investors about the Company and its management uses such forward-looking non-GAAP measures to evaluate the Company's projected financials and operating performance. However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents and other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial similarly titled measures of other companies. Additionally, the forward-looking non-GAAP financial measures provided are presented on a non-GAAP basis without reconciliations of such measures because not all of the information necessary for a quantitative reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is available without unreasonable efforts at this time and due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. You should be aware that presentation of these non-GAAP measures in this presentation may not be comparable to similarly-titled measures used by other companies which may be defined and calculated differently. The inclusion of financial projections, estimates and targets in this presentation should not be regarded as an indication that SPAC or OPAL, or their representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events. Trademarks: This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and the Company’s and SPAC’s use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, © or ® symbols, but the Company, SPAC and their affiliates will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Important Information About the Proposed Transactions and Where to Find It: In connection with the Proposed Transactions, SPAC intends to file a proxy statement/prospectus on Form S-4 with the SEC, which will be used at the meeting of SPAC shareholders to approve the Proposed Transactions. Investors and security holders of SPAC and the Company are urged to read the proxy statement/prospectus, any amendments thereto and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the Company, SPAC and the Proposed Transactions. The definitive proxy statement will be mailed to stockholders of SPAC as of a record date to be established for voting on the Proposed Transactions. Investors and security holders will also be able to obtain copies of the proxy statement/prospectus on Form S-4 and other documents containing important information. Documents are filed with the SEC and accessible, without charge, at the SEC’s website at www.sec.gov.

OPAL and ArcLight Combination Creates Publicly Listed RNG Leader

OPAL Team



Adam Comora
Co-CEO
TruStar Energy · Fortistar · EnTrust



Jon Maurer
Co-CEO
Fortistar · J.P.Morgan



Ann Anthony
CFO
Key Capture Energy · SJI

ArcLight Clean Transition Team



Jake Erhard
President, Chief Executive Officer and Director
ArcLight · Proterra



Marco Gatti
Chief Financial Officer
ArcLight · Warburg Pincus

Transaction Overview

- OPAL to combine with ArcLight Clean Transition Corp. II ("ArcLight"), a publicly listed special purpose acquisition company with ~$311MM of cash currently held in trust
- OPAL's strategic rationale for the transaction:
  - Support the consolidation of Fortistar's TruStar, Methane Group, renewable natural gas ("RNG") facilities and other minority owners into OPAL
  - Simplify OPAL's capital structure, moving financings from project-level to corporate-level
  - Fully fund the business plan and accelerate the construction of controlled projects
  - Provides currency for M&A activity
- Transaction reflects a pro-forma $1.75BN enterprise value for OPAL
- Transaction supported by $125MM of capital from NextEra Energy (1)

Transaction Structure(2)

Sources	$MM
ACTD Cash in Trust(3)	$311
PIPE Proceeds	125
Existing Shareholders Equity Rollover(5)	1,475
ACTD Founder Shares	70
Total Sources(5)	**$1,981**
(-) Pro-Forma Cash	(604)
(+) Preferred Equity	130
(+) Pro-Forma Debt	118
(+) Pro-Forma TLA(6)	125
Pro-Forma Enterprise Value	**$1,750**
x 2023E EBITDA ($238MM)	7.4x
x 2024E EBITDA ($446MM)	3.9x

Uses	$MM
Cash to Balance Sheet(4)	$401
Equity to Existing Shareholders(5)	1,475
ACTD Founder Shares	70
Estimated Expenses	35
Total Uses	**$1,981**

Ownership	
Existing Shareholders	74%
ACTD Shareholders	16%
PIPE Investors	6%
ACTD Founder Shares	4%
Pro-Forma Ownership	**100%**

OPAL

Note: Refer to disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections. Excludes 10MM total earnout shares to existing shareholders that could vest in 2023 and 2024 based on EBITDA targets.
(1) Executed term sheet with an affiliate of NextEra Energy for $25MM participation in the PIPE and an additional $100MM through a preferred equity instrument.
(2) See page 38 for further details.
(3) Assumes no redemptions.
(4) Cash to balance sheet may be used to fund growth or pay down debt.
(5) 50% of the $50MM outstanding convertible note is converted to equity as part of the de-SPAC transaction.
(6) Expected $90MM available at closing with remainder available once 3 in-construction projects are online and contributed to the borrower.

4

Fortistar and ArcLight are Well Positioned to Support OPAL as Sponsors

	ArcLight Capital Partners, LLC	Fortistar Sustainable Performance
Long History of Value Creation	20-years track record $25BN in energy investments(1) $4BN in renewables investments(1)	28-years track record 11 portfolio companies 40+ operating & investment professionals
Domain Expertise Transportation Logistics Hydrogen and Mobility Gas Infrastructure Circular Economy and Carbon Capture Renewables	Thorntons, Gulf, Buckeye Partners, L.P., Proterra, Inspiration, Natural Gas Pipeline Company of America LLC, Enable Midstream Partners, NET Midstream, Carboneco, Terra-Gen Power, LLC, Leeward Renewable Energy	OPAL, BayoTech, TruStar Energy, Carbonfree, Braven Environmental, Fortistar Renewable Power Portfolio, Ambri, Primary Energy, pellucere
Committed to the Transaction	$20MM PIPE commitment 5 Months of due diligence Multiple site visits Supported by: ArcLight Commodity Markets, ArcLight Capital Services, LLC	~$9MM PIPE commitment Built OPAL over 23 years 100% Roll-over of existing equity Collaboration with Fortistar portfolio companies

OPAL

(1) Invested capital represents aggregate capital invested (inclusive of recycled amounts) since inception across ArcLight Funds I-VII and in the subsectors referenced, as of June 30, 2021. ArcLight VI Upstream Annex Fund is excluded from all data throughout this presentation, unless otherwise noted.

5

OPAL: Leading End-to-End RNG Provider to the Transportation Market Vertically-Integrated, Focused on Transportation RNG Development Plant Construction Operations RNG Offtake Electricity Sales Capture & Conversion Customer Contracting Station Construction RNG Supply Hydrogen Fueling Credits Monetization ~10-Year Dispensing Agreements Dispensing & Monetization + ~20-Year Gas Rights Currently at Scale, with Substantial Embedded Growth $41MM Projected EBITDA 2021E 2024E $446MM Underpinned by projects under OPAL’s control Current CNG Stations Current Controlled Sites Current In Construction Sites Current Operating Sites Current CNG Stations (130) Current Controlled Sites (16) Current In Construction Sites (8) Current Operating Sites (20) Note: Refer to disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections.

OPAL: Executing in the RNG Value Chain for Over 20 Years 41 Biomethane Projects Acquired 350+ Fuel Stations Built 225+ Employees 42 States with OPAL Operations 34 Biomethane Projects Developed Constructed 14 LFG to energy projects 1998 Constructed 12 LFG to energy projects between 2009-2012 2010 Acquired 9 LFG to energy projects 2007-2008 Founded via acquisition of Vocational Energy 2012 Agrees first project partnership with 2014 Starts to deliver RNG into transportation fuel market 2017 2021 Acquired 28 LFG to energy projects 2006 2009 Construction of 5 RNG projects Strategic partnership to deploy hydrogen fueling modules 2020 Establishes service network providing 24/7 station support Acquired 2 LFG to energy projects 2015 Completes its 250th new build renewable fueling station Acquired 2 RNG projects 2019 8 2021E construction starts Signed strategic partnership with Announced strategic partnership with

OPAL: Investment Highlights

Vertically Integrated Across RNG Value Chain

- ✓ Maximize margin capture in RNG value chain through the cycle
- ✓ Competitive advantages in securing new opportunities:
  - Captive offtake in the transportation market allows OPAL to offer better terms to secure additional gas rights
  - Access to own RNG volumes allows OPAL to offer better terms to transportation customers
  - Nationwide provision of end-to-end solutions creates advantage in securing contracts with national accounts
- ✓ Embedded optionality from future LCFS(1) programs
- ✓ Hydrogen and carbon capture-ready fuel dispensing segment

At Scale Today, with Substantial Embedded Growth

OPAL has Substantial Scale Today:

- ✓ Existing operations expected to deliver $41MM of EBITDA in 2021E
- ✓ Diversified revenue base: 20 projects, 80 customers and partners in 42 states
- ✓ Projects in construction expected to add $102MM(2) of 2024E EBITDA

Controlled Projects Underpin Growth Today to 2024E:

- ✓ OPAL has rights to 16 RNG projects in development
- ✓ OPAL's existing business and projects under OPAL's control expected to deliver 2024E EBITDA of $446MM ($618MM run-rate)
- ✓ Low execution risk thanks to proven, replicable technology and team's development, construction and operating experience

Proven Team with Top-Tier Sponsors

- ✓ Executive team with over 100 years of combined RNG experience
- ✓ 225 Employees covering all functions
- ✓ Over 20 years of track record in RNG and alternative fuels:
  - Experience in maximizing value of molecules under control
  - Developed and constructed 34 biomethane plants
  - Acquired 41 biomethane plants
  - Constructed over 350+ fuel stations
- ✓ ArcLight and Fortistar are uniquely positioned to support OPAL

Fully-Funded Plan with World-Class Partners

Fully-Funded Growth Plan:

- ✓ $125MM from PIPE + Preferred Equity, sufficient capital to fund the plan
- ✓ Transaction ensures that pro-forma OPAL will have $604MM(3) of cash on its balance sheet
- ✓ Operating cash flow positive today, and free cash flow positive in 2024E

World-Class Partners:

NEXTera ENERGY | ups | REPUBLIC SERVICES | WM WASTE MANAGEMENT

OPAL

Note: Refer to disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections.
(1) Low carbon fuel standard ("LCFS") is a market-based incentive program intended to reduce the carbon intensity of transportation fuels within the state.
(2) Reflects 2024E EBITDA on a net basis for 8 projects in construction. Includes allocation of G&A.
(3) Assumes no redemptions from the trust account.

8

RNG Market Fundamentals 104-27-224 66-68-76 90-110-255 183-82-255 255-186-49 126-133-151

RNG Value Chain Overview RNG is used as a transportation fuel, distributed to end users, or converted to green hydrogen Electricity is sold into the grid or to utilities Biomethane can be converted to create pipeline quality RNG Can also be used to generate electricity Anaerobic Digester Multiple activities generate fugitive, methane-rich biomethane Biomethane capture systems secure RNG feedstock for the long term Sold Into the Grid for Everyday Applications Sold as CNG for Transportation Sold to Other Natural Gas Users (e.g. Utilities) Purification System Burn On-Site and Generate Renewable Power Convert to Green Hydrogen Hydrogen Steam Methane Reforming Water Waste Landfill Organic Waste Livestock Waste 104-27-224 66-68-76 90-110-255 183-82-255 255-186-49 Biomethane RNG Renewable Power RNG end use generates environmental credits (LCFS, D3 RINs and RECs) which can be monetized and commands a premium on voluntary markets “Naturally Occurring Methane” – Long Life, Stable Resource Requiring No Additional Capex to Develop Capture & Conversion Dispensing & Monetization RINs(1) LCFS Voluntary Markets RECs(2) Renewable identification numbers (“RINs”) are credits used for compliance and are the “currency” of the Renewable Fuel Standard program. Renewable fuel producers generate RINs, market participants trade RINs and obligated parties obtain and then ultimately retire RINs for compliance. Renewable energy credits (“RECs”) represent the energy generated by renewable energy sources. A REC is a tradeable, market-based instrument that represents the legal property rights to the “renewable-ness” or all non-power attributes of renewable electricity generation.

The Value of RNG is Underpinned by a Well-Established Regulatory Framework

Renewable Fuel Standards

- ***Federal mandate*** to incorporate renewable content into transportation fuels
- Long-standing program that was implemented in 2005 and expanded in 2007
- Dispensing renewable fuels generates RINs
- ***Refiners and blenders*** have RIN procurement obligations
- RNG qualifies as a "cellulosic D3 RIN", the most valuable RIN category
- Value supported by increasing D3 RIN renewable Volume Obligation: 2x increase in the past two years, 6x in the past five years
- D3 RIN prices were trading at $1.92 in 2020 compared to $2.68 forecasted by ICF in 2021E

D3 RIN Price ($ / gal)	$2.68[1]
RINs per MMBtu	x 11.727
Implied RNG Value	**$31.43 per MMBtu $4.06 per GGE[2]**

+

Low Carbon Fuel Standard ("LCFS")

- ***State-level programs***, led by California in 2007 (also implemented in Oregon, British Columbia; proposals in New York, Washington, Canada and other states)
- ***Refiners and blenders*** must reduce Carbon Intensity ("CI") each year to remain in compliance
- Low-CI fuels generate LCFS credits, which can be monetized and ultimately retired by obligated parties to meet their annual CI targets
- RNG has very low or negative CI, and therefore generates valuable credits in states with decarbonization goals supports by LCFS
- California LCFS prices were resilient through COVID trading at $193, $198 and $205/MT in 2019 – 2021E, respectively

	Landfill	Dairy
LCFS Price ($ / MT)	$205[3]	$205[3]
Carbon Intensity (gCO_2 e/MJ)	40[4]	~(300)[4]
Implied LCFS Value	**$8.52 per MMBtu $1.10 per GGE[2]**	**$74.93 per MMBtu $9.68 per GGE[2]**

+

Brown Gas

- Brown gas sold into the gas grid either at Henry Hub-linked prices, or in certain instances to utilities with voluntary RNG targets at substantially higher prices

Brown Gas	**$3.08 per MMBtu[5] $0.40 per GGE[2]**

=

	Landfill	Dairy
Total	**$43.03 per MMBtu $5.56 per GGE[2]**	**$109.44 per MMBtu $14.14 per GGE[2]**

OPAL

Note: Refer to disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections.
(1) ICF. D3 RIN price forecasted for 2021E.
(2) 1 MMBtu = 7.74 GGE
(3) ICF. California LCFS Credit price forecasted for 2021E.
(4) Assumption used for illustrative purposes.
(5) EIA. LTM Henry Hub average.

11

Current RNG production of ~400MM GGE per year represents less than 1% of the U.S. heavy duty fuel market Current projections see RNG volumes triple to ~1BN GGE by 2027E At this level, RNG still represents less than 3% of the U.S. heavy duty fuel market As a result, there is ample scope to continue placing RNG volumes into the transportation market RNG qualifies to receive D3 RINs D3 statutory requirement will be 10.6BN GGE by 2022E U.S. RNG potential production would make up ~9% of the D3 statutory requirement in 2027E, demonstrating tremendous growth potential EPA has sharply increased the required volume of D3 RINs each year since 2014, yet the requirements remain significantly below statutory levels Transportation Demand for RNG and D3 RINs is Multiples of Available Supply U.S. Heavy Duty Diesel / Gasoline and NG Commercial Fleet BN GGE U.S. RNG Volumes – D3 RINs Estimated Total GGE Consumed(1) U.S. RNG Potential Production(2) D3 Statutory Requirements(3) U.S. RNG Potential Production(2) BN GGE RNG covers less than 1% of the U.S. heavy duty market D3 RIN statutory requirement is multiples of RNG production Need to expand on EPA mandated volumes, which are much lower than the statutory volumes Page 32 from ICF report Source: American Gas Association and ICF. Note: Refer to disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections. (1)Estimated total GGE consumed by heavy duty diesel / gasoline and natural gas commercial vehicles. Assumes each truck runs 100,000 miles per year at an average efficiency of 6.41 miles per gallon. Total number of diesel and natural gas powered heavy duty commercial vehicles in the U.S. per BNEF. (2)ICF (2021E – 2030E). Assumes production growth of 18% Y-o-Y (midpoint of 10 – 25% Y-o-Y growth forecasted by ICF) continues after 2030E. (3)EPA. Statutory requirements after 2022E are to be determined.

…enabling a potential 60-fold increase in alternative fueled vehicles by 2040E 23.4% RNG fueled vehicles deliver substantial savings today… Diesel RNG Hydrogen Battery Electric ’20-’40E CAGR 30.7% 24% 55.4% 1% (1.8%) Alternative Fuel Hydrogen ß % Alternative Fuel Vehicles à Electric Diesel & Gasoline Recurring Costs(2) Upfront Vehicle Cost(1) Payload Loss (Gain)(3) Source: Bloomberg New Energy Finance. Morgan Stanley Research as of September 23, 2021. Management Estimates. Note: Forecast assumes vehicles commute 100,000 miles/year. (1)Hydrogen fuel cell performance and cost based on Hyzon’s announced metrics; battery electric based on Tesla announced metrics. (2)Recurring costs include maintenance, tires and insurance. (3)Payload performance based on Hyliion cited metrics. (4)Diesel performance assumes 7.5 MPG and $3.30/gallon; RNG assumes 7.5 MPG and $1.26/DGE; Hydrogen fuel cell assumes 7.5 miles/kg and $0.00/kg of H2 fuel (LCFS credit assumed to offset fuel cost); Battery electric assumes 3.0 kWh/mile and $0.20/kWh (high end). (5)Incremental to California Fuel Cost. Diesel performance assumes $3.30/gallon; RNG assumes $1.66/DGE; Hydrogen fuel cell assumes $4.00/kg of H2 fuel; Battery electric assumes $0.27/kWh. Economic Benefits Incentivize Switching to RNG Heavy Commercial Vehicles: 7-Year Cost of Ownership ($ ‘000s) Annual sales of Class 8 vehicles (MM) California Fuel Cost(4) National Fuel Cost(5) Kirkland - Include source / backup for RH side graph

RNG Has an Immediate Positive Impact on Climate Change

RNG starts with methane capture…

U.S. Methane Emissions[1]


17%
9%
2%
72%
RNG can help eliminate 28% of U.S. methane emissions
Landfills
Dairy
Wastewater
Other

"Methane is a more powerful greenhouse gas than carbon dioxide, but one which lasts in the atmosphere for only about a decade. Reduce methane emissions and you soon reduce methane levels."

The Economist — **"Why Curbing Methane Emissions Will Help Fight Climate Change" (8/14/2021)**

- Methane has 28x the impact of CO_2 on global warming over a 100-year timescale
- RNG feedstock accounts for more than a quarter of all methane emissions in the United States
- Dairy RNG has **negative carbon intensity**

…and ends with fossil fuel replacement

Annual CO_2 Emissions for a 100 Truck Fleet[2]


17,097
8,259
153
-7,098
DIESEL
ELECTRIC(3)
RNG
Landfill
RNG
Dairy

"RNG is a very important part of UPS's strategy to increase alternative fuel consumption to be 40% of total ground fuel purchases by 2025. …Using RNG is what will ultimately help UPS meet its 2025 sustainability goals."

UPS — **Mike Whitlatch, Vice President of Global Energy & Procurement (2/6/2020)**

"Amazon has ordered more than 700 compressed natural gas class 6 and class 8 trucks so far."

amazon — **Reuters, "Amazon Orders Hundreds of Trucks that Run on Natural Gas" (2/5/2021)**

OPAL

Source: Public filings.
Note: Refer to disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections.
(1) Source: United States Environmental Protection Agency (EPA).
(2) MT of CO_2 released or removed from the atmosphere for average 100 truck fleet @ 100k miles / truck / year.
(3) Emission is in equivalents in CO_2. Source: EPA (2019) and "Analysis of long haul battery electric trucks in EU: market place and technology, economic, environment, and policy perspectives" (Earl, Mathieu, Cornelis, Kenny, Calvo, and Nix, May 2018).

14

Vertically-Integrated Scaled RNG Platform

OPAL: Led by an Experienced Team with a History of Value Creation

- OPAL has an experienced management team in the RNG and renewable fueling infrastructure space
- C-suite is complemented by deep bench of talent with industry experience in RNG and alternative fuels for class 8 trucks
- Support from Fortistar and ArcLight brings unmatched understanding of sustainable infrastructure development

	Name & Title	Years in Industry	Milestones
	**Adam Comora** Co-CEO	9	Acquired, built and managed dispensing & monetization projects since 2012
	**Jon Maurer** Co-CEO	30+	Acquired, built and managed capture & conversion projects since 1998
	**Ann Anthony** CFO	18	Experienced public company finance executive
	**Dave Unger** EVP Sustainable Fuels Origination	26	Developed, built and managed over 75 renewable biomethane projects
	**Scott Edelbach** EVP Sustainable Fuels Transportation	30+	Pioneered alternative transportation fuels for class 8 fleets; 350+ station projects constructed
	**Anthony Falbo** COO	29	Managed operation of all projects in portfolio since 1998

16

OPAL: Vertically Integrated RNG Leader with Top-Tier Customers Capture & Conversion Dispensing & Monetization RNG Fuel Dispensing Supplying RNG in the highest value markets through strategic partnerships with leading national brands looking to decarbonize their fleets Construction & Services Market leading provider of construction and services solutions for the development of renewable fueling stations to blue chip customers OPAL’s Vertical Integration Maximizes the Value of the RNG Molecule and Enables Margin Capture Through Economic Cycles Market Leader with Strong Partner and Customer Base 20 - 25 Years 10 Years Representative partner / customer contract durations shown for illustrative purposes. Representative customer contract durations shown for illustrative purposes. Dairy RNG Development of RNG through recycling of animal waste in anaerobic digesters generating the lowest carbon intensity natural gas available Landfill RNG Generation of RNG through capture of landfill emissions. Executed by repurposing of its existing portfolio of landfill gas-to-power assets Representative Partner and Customer Contract Duration(1) Representative Customer Contract Duration(2) Pg 48 of project summaries

OPAL: Vertically Integrated Model Enables High Margins and Diversified Revenue $ / GGE OPAL Unit Economics (1) Other Dispensing & monetization revenue represent dispensing station service and construction; Other Capture & Conversion revenue represent renewable power operations. These revenue are represented on a per-GGE basis for representative purposes only, but are primarily driven by the number of stations services and constructed, and by the MWh of renewable power produced. $ / GGE EBITDA Revenue Royalty & Minorities Gas Purchase Dispensing & Monetization Capture & Conversion Variable Fixed ß Cost structure à Plant O&M OPAL retains $0.31 - $1.52 per GGE in marketing cost that a non-integrated competitor would have to pay Vertical integration allows OPAL to capture margin through the cycle, as value shifts between RNG production and distribution Diverse revenue streams underpin well-rounded business model High margin business, with largely variable cost structure

OPAL has decades of experience managing biomethane capture & conversion OPAL owns and operates 20 biomethane projects, with two in RNG service and 18 in renewable power service OPAL’s existing biomethane to RNG sites inform the company’s decisions on technology and operations for sites under development OPAL’s portfolio of biomethane-to-power projects provides cash flow underpinned by PPAs and a significant inventory of RNG conversion sites At Scale Today, with 20 RNG and Renewable Power Plants Online Denotes planned RNG conversion Assets Location Type Counterparty / Offtake Contract Term Imperial PA RNG Dispensing customers Perpetual(2) Greentree PA RNG Dispensing customers 2080(3) Arbor MI Renewable Power 2032 Concord NC Renewable Power 2030 Prince William VA Renewable Power 2028 15 other projects Various Renewable Power Various 2022 – 2045 Baa2 – NextEra Energy Aa2 – Orlando utilities commission 20 Operating Assets $34MM 2021E Operating EBITDA(1) 13MM GGE in 2021E Production 107 MW Production Note: Refer to disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections. (1)Includes allocation of G&A. (2)Gas rights agreement with Republic extends perpetually in 5-year increments at Project’s option post 2025 at $100,000 per extension. (3)Gas rights agreement with ADS through later of 15 years post closure and 2032. 15 years post closure is 2080. Capture & Conversion Segment

Visible, Near-Term EBITDA Uplift from Multiple Projects Under Construction Note: Refer to disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections. Projects are shown on a 100% ownership basis. No G&A allocated to individual project EBITDA. Reflects 2024E EBITDA on a net basis of ~$105MM less 2024E G&A of ~$3MM. Calculated as Total Capex divided by 2024E EBITDA on a 100% ownership basis. Capex represents 100% ownership basis. Reflects 2024E EBITDA on a 100% ownership basis. Expected to be under construction before end of October 2021. Location Shiloh, OH Production Start EOY 2021 Capex(3) ~$33MM Production 6.8MM GGEs/yr. EBITDA(4) ~$19MM Build Multiple(2) ~1.7 years Gila Bend, AZ EOY 2021 ~$35MM 1.5MM GGEs/yr. ~$11MM ~3.1 years Landfill: Noble Road Dairy: Sunoma Landfill: Pine Bend Landfill: New River Inver Grove Heights, MN 1H 2022 ~$43MM 6.1MM GGEs/yr. ~$16MM ~2.7 years Raiford, FL 2H 2022 ~$28MM 4.8MM GGEs/yr. ~$12MM ~2.2 years Dairy: BioTown Landfill: Prince William Dairy: Vander Schaaf(4) Dairy: Hilltop Location Reynolds, IN Production Start 2H 2022 Capex(3) ~$78MM Production 2.9MM GGEs/yr. EBITDA(4) ~$26MM Build Multiple(2) ~3.0 years Manassas, VA 1H 2023 ~$53MM 11.7MM GGEs/yr. ~$32MM ~1.6 years Stockton, CA EOY 2022 ~$39MM 1.5MM GGEs/yr. ~$16MM ~2.5 years Oakdale, CA EOY 2022 ~$43MM 1.5MM GGEs/yr. ~$13MM ~3.3 years $350.8 capex $145.8 total EBITDA 2.4x multiple 8 Construction Projects EOY ’21 On-Line Dates Starting ~$102MM 2024E Construction EBITDA(1) 2.4x Build Multiple(2) Kirkland – EBITDA adds to $145mm not $105mm Capture & Conversion Segment

OPAL’s Growth to 2024E is Underpinned by Projects Under Control Note: Refer to disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections. Reflects 2024E EBITDA on a net basis of ~$208MM less 2024E G&A of ~$6MM. Calculated as Total Capex divided by 2024E EBITDA on a 100% ownership basis. Based on 2024E EBITDA. Expected to achieve run rate in 2025E. OPAL LFG […] Development of 16 controlled projects Low-risk execution thanks to Direct control of sites Multiple conversions of assets already operated in power service Replicable design with standardized equipment and contractors No single project represents more than 17%(3) of incremental EBITDA contribution Upside from 18 additional projects at earlier stages of development not included in projections Upside from identified M&A targets not included in projections Capex = $624 EBITDA = $254 Multiple = 3.0x (4) (4) 16 Controlled Projects EOY ’22 On-Line Dates Starting ~$202MM 2024E Controlled EBITDA(1) 2.5x Build Multiple(2) Capture & Conversion Segment We don’t define LFG. Another term?

Note: EBITDA metrics shown reflect capture and convert business. Refer to disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections. 2024E includes slightly increased production from Imperial and Greentree relative to 2021 production. $34MM represents the 2021E Capture and Conversion EBITDA from operating assets on a net basis. $40MM represents the 2021 Capture and Conversion EBITDA from operating assets on a 100% basis; OPAL acquired the remaining interests in Imperial and Greentree over the course of 2021. OPAL Capture & Conversion Assets Poised to Deliver Predictable Growth 104-27-224 66-68-76 90-110-255 183-82-255 255-186-49 104-27-224 150-96-233 195-164-243 Capture & Conversion EBITDA ($MM) OPAL’s portfolio of operating, construction and controlled assets provide clear line of sight into and drive robust volume and EBITDA growth 8 Projects ~32MM GGE 16 Projects ~78MM GGE 34 Projects ~125MM(1) GGE 20 Projects ~13MM GGE and 107 MW (2) (3) Capture & Conversion Segment Pg. 23 says $40mm Send backups production

OPAL is One of the Largest RNG Fuel Station Operators in the U.S. 104-27-224 66-68-76 90-110-255 183-82-255 255-186-49 OPAL is the #2 Operator of RNG Stations in the U.S. OPAL’s Stations Footprint Set to Grow Rapidly… Source: Public filings. Note: Refer to disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections. (1)Includes O&M Services, Fuel, and Fuel & O&M Services segments. (2)Includes RNG dispensed by OPAL at renewable fuel stations owned by OPAL or 3rd parties and fuel dispensed at 3rd party stations serviced by OPAL. Platform Stations as of YE 2020 Million GGEs Delivered in 2020 Clean Energy Fuels 550 382(1) 72 76(2) RNG Private A 65 70 RNG Private B 50 Not disclosed RNG Private C 50 Not disclosed Number of stations Million GGE …Providing Captive Outlet for RNG Volumes OPAL’s Fuel Stations Provide a Direct Pathway to Qualify for RINs and LCFS Credits Dispensing & Monetization Segment Ability to place RNG into transportation market is the key enabler of RIN and LCFS revenue

OPAL’s Dispensing and Monetization Integrated Solutions Represent a Distinct Competitive Advantage Vertical Integration + Complete Offering = Security of Offtake One stop shop for clients resulting in convenience and faster execution Design Project management Construction In house team to ensure quality control Built-in O&M contract post construction Service offerings that fit a variety of customer needs: Preventive maintenance A la carte Full service National footprint ensures timely response on a 24x7 basis Started delivering RNG in 2017 Provide firm fuel supply Allocate environmental credits with transparency Long-term committed relationship that benefit both parties Building Stations… ...Operating and Servicing Stations… …and Supplying Top-Tier Customers(1) Representative customer base shown only for illustrative purposes. Dispensing & Monetization Segment

OPAL Dispensing & Monetization Assets Poised to Deliver Predictable Growth 104-27-224 66-68-76 90-110-255 183-82-255 255-186-49 104-27-224 150-96-233 195-164-243 (1) OPAL’s portfolio of dispensing and monetization assets provide clear line of sight into and drive robust volume and EBITDA growth Dispensing & Monetization EBITDA ($MM) Note: Refer to disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections. Dispensing & Monetization Segment

Embedded and Actionable Hydrogen Fueling and CCS(1) Upside Existing partnership between OPAL and BayoTech, a developer of on-site hydrogen generators and “gas-as-a-service” offerings Using BayoTech’s technology paired with RNG, OPAL can offer the most cost-effective green hydrogen available today Hydrogen Fueling Carbonfree to develop and build carbon capture and utilization project to mineralize CO2 from OPAL’s RNG facilities Carbon Capture & Storage Hydrogen Production Carbon Intensity by Source Based on California Air Resources Board Methodology (1) (1) (1) (2) Development partnership with Nikola to provide renewable hydrogen fueling stations and RNG for low carbon hydrogen supply On-site SMR Animal biogas Source: California Air Resources Board. (1)CCS represents capture and storage of carbon dioxide from emissions. (2)Calculated values estimated from existing pathways using CARB methodology. CO2 Capture (1) Biomethane Sources (2) Anerobic Digester (3) Biomethane Upgrading (4) Biomethane Supply (5) On-Site Hydrogen Production (6) Renewable Hydrogen Supply Calcium Chloride Gas Emission CO2 Carbon Negative Precipitated Calcium Carbonate Hydrochloric Acid HCI Sky Cycle E Mg TBU add source to chart CCS define

Financial Summary 104-27-224 66-68-76 90-110-255 183-82-255 255-186-49 126-133-151

50% of 3rd Party Hydrogen Stations are expected to be managed directly by OPAL. Profitable Today with Robust Financial Profile Revenue ($MM) Adjusted EBITDA(1) ($MM) Profitable today $41MM of adjusted EBITDA in 2021E Visible near-term growth 122% EBITDA 2021E–2024E CAGR Robust EBITDA margins 46% in 2024E 2024E EBITDA $446MM (calendar) and $618MM(2) (run-rate) anchored by operating, in construction and controlled projects + 18 additional identified growth projects not currently modeled Note: Refer to disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections. Adjusted EBITDA = Operating Income plus expensed Major Maintenance at OPAL’s Renewable Power business, Non-Cash Items and Minority Interest. Run rate represented by adjusted EBITDA + steady-state EBITDA of OPAL RNG supply projects in partial year operation and construction (including RNG growth). Projects under control based on identified projects in construction, late-stage or mid-stage development with gas or manure rights secured and other milestones achieved. Refer to page 42 for additional details. ’21 - ’24E CAGR: 79% Operating + In-Construction + Controlled(3) Growth ’21 - ’24E CAGR: 122% ß Where does the $618mm come from? The 2025 numbers suggest $556mm Why are we doing CAGRs from ’22 vs. ’21? Would be very similar (79% vs. 81% and 122% vs. 147%) Where does $618mm come from?

PIPE + preferred equity + TLA + operating cash flow are sufficient to fund the business plan. Cash from trust offers additional optionality Ratable capex plan, with ability to prioritize highest returning projects Strong operating / discretionary cash flow from 2023E Close to FCF break-even in 2023E and FCF positive in 2024E Ability to balance reinvestment and distributions in the medium-term 50% of 3rd Party Hydrogen Stations are expected to be managed directly by OPAL. Vertical Integration and Diversification Create Robust Recurring Cash Flow Note: Refer to disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections. Dispensing & Monetization growth capex includes capex associated with fuel station services, hydrogen fuel sales and RNG fuel sales. Other capex includes purchase of spare inventory. Free Cash Flow (“FCF”) = Cash Flow provided by Operating Activities less Capex. Free Cash Flow(3) Operating Cash Flow 104-27-224 66-68-76 90-110-255 183-82-255 255-186-49 Capex ($MM) Cash Flow Profile ($MM) 104-27-224 150-96-233 195-164-243 $34 Dispensing & Monetization Growth Capex(1) Capture & Conversion Growth Capex In-Construction Controlled Projects Maintenance / Other(2) Operating

Industry Metrics and Valuation Framework 104-27-224 66-68-76 90-110-255 183-82-255 255-186-49 126-133-151

50% of 3rd Party Hydrogen Stations are expected to be managed directly by OPAL. Biofuels RNG Hydrogen Disruptors Most comparable business peers Varying degrees of vertical integration RIN and LCFS exposure Energy transition of existing infrastructure through low carbon fuels Feedstock supply and product price spread risk Hydrogen and decarbonization focus Enormous addressable market and high growth Energy transition disruptors with technology deployment ü ü ü Key Differentiators Vertical integration Superior growth from controlled projects High margins Visible hydrogen and CCS deployment ü OPAL’s Valuation in Context 104-27-224 66-68-76 90-110-255 183-82-255 255-186-49 69-170-33 126-133-150 Source: FactSet. Market Data as of 10/1/2021. Note: Metrics shown represent the median. Refer to disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections.

û û û 167% 22% 8.9x RNG Benchmarking Vertically Integrated Business Strategy Long-Term Control of Landfill and Livestock Fuel Source Visible Hydrogen And Carbon Capture Deployment Identified Growth(2) High Margins(3) FV / ’24 EBITDA ü ü ü 122% 46% 3.9x ü ü ü 25% 30% 14.3x û ü û 51% 54% 15.1x û ü ü 71% 53% 7.2x û ü û 11% 14% 18.5x (1) Source: Public disclosures and FactSet. Market Data as of 10/1/2021. Note: Refer to disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections. (1)In March 2021, Clean Energy Fuels, BP, and Total announced a JV to develop RNG production facilities. (2)2021E – 2024E EBITDA CAGR. (3)2024E EBITDA Margin.

50% of 3rd Party Hydrogen Stations are expected to be managed directly by OPAL. Source: Company filings, FactSet. Market data as of 10/1/2021. Note: Refer to disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections. EBITDA CAGR (%) EBITDA Margin (%) Operational Benchmarking: Exceptional Growth and Margins Relative to Peers ’21-24E ‘21E ‘24E Biofuels RNG Hydrogen Disruptors NM 104-27-224 66-68-76 90-110-255 183-82-255 255-186-49 NM

50% of 3rd Party Hydrogen Stations are expected to be managed directly by OPAL. 104-27-224 66-68-76 90-110-255 183-82-255 255-186-49 Source: Company filings, FactSet. Market data as of 10/1/2021. Note: Refer to disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections. Valuation Benchmarking: Transaction Value Represents Significant Discount to Peer Group 89.9x ‘23E: 16.9x ‘24E : 14.3x RNG Median 41.8x ‘23E ‘24E NM FV / EBITDA (x) Biofuels RNG Hydrogen Disruptors NM

$1.75BN 12.0x – 16.0x EV / 2024E EBITDA Enterprise Value $7.1BN $5.4BN 12.0x – 16.0x EV / Run-Rate 2024E EBITDA of $618MM(1) Transaction Pricing vs. Implied Value Transaction Value Value Implied by Trading Comps $9.9BN $7.4BN Implied discount of 72% transaction value Implied discount of 80% transaction value Source: FactSet. Market data as of 10/1/2021. Note: Illustrative share price excludes current shareholders earnout linked to 2024 EBITDA outperformance. Refer to disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections. Run rate represented by adjusted EBITDA + steady-state EBITDA of OPAL RNG supply projects in partial year operation and construction (including RNG growth). Apply a range of 12.0x to 16.0x to OPAL’s 2024E EBITDA based on RNG peer median midpoint of 14.3x Multiples range reflects a discount to RNG public comparables underscoring upside to transaction value

OPAL: Solving Two Climate Crises with One Vertically Integrated Platform 104-27-224 66-68-76 90-110-255 183-82-255 255-186-49 231-234-243 126-133-151 99-216-54 The Challenges Reducing methane emissions is the most immediate step to slow climate change The transportation sector is the number one greenhouse gases emitter in the U.S. OPAL’s Solution Capture methane emissions from landfills and livestock Convert emissions into RNG Create the infrastructure to supply RNG to the transportation sector Use RNG to replace diesel, reducing emissions from transportation OPAL’s Unique Opportunity Maximizes value for landfill and dairy partners Heavy duty fleet customers save money and reduce emissions OPAL shareholders benefit from substantial, profitable growth Society benefits from elimination of methane and diesel emissions ü ü ü ü ü ü ü ü ü ü

Appendix 104-27-224 66-68-76 90-110-255 183-82-255 255-186-49 126-133-151

Note: Excludes 10MM total earnout shares to existing shareholders that could vest in 2023 and 2024 based on EBITDA targets. Assumes no redemptions by ACTD public shareholders. Pro-forma valuation and pro-forma ownership at $10.00 per share. Excludes the dilutive impact of ACTD public warrants and Sponsor warrants with an $11.50 exercise price. Excludes the impact of the new, to-be-established equity incentive plan. Excludes 0.78MM founder shares subject to earnout, vesting ratably at $12.50 and $15.00. 50% of the $50MM outstanding convertible note is converted to equity as part of the de-SPAC transaction. Includes $53MM of OPAL’s existing project-level cash as of 6/30/2021. Includes $30MM of expected Preferred Equity issuance in exchange of contribution of minority ownership stakes in certain RNG projects to Opal by an affiliate of Fortistar. Includes $91MM of OPAL’s existing project-level debt as of 6/30/2021. Expected $90MM available at closing with remainder available once 3 in-construction projects are online and contributed to the borrower. Cash to balance sheet may be used to fund growth or pay down debt. Illustrative fees and expenses are preliminary and subject to confirmation. Transaction Overview 104-27-224 66-68-76 90-110-255 183-82-255 255-186-49 231-234-243 126-133-151 Pro-Forma Capitalization ($MM) Shares Outstanding(4) 198.1) (x) Illustrative Share Price $10.00) Equity Value(4) $1,981) (-) Cash(5) (604) (+) Preferred Equity(6) 100130) (+) Debt(7) 118) (+) TLA(8) 125) Enterprise Value $1,750) Pro-Forma Share Ownership(1)(2)(3) Sources ($MM) ACTD Cash in Trust(1) $311) PIPE Proceeds 125) Existing Shareholder Equity Rollover(4) 1,475) ACTD Founder Shares(3) 70) Total Sources $1,981) Uses ($MM) Cash to Balance Sheet(9) $401) Existing Shareholder Equity Rollover(4) 1,475) ACTD Founder Shares(3) 70) Illustrative Fees & Expenses(10) 35) Total Uses $1,981) Illustrative Pro-Forma Valuation(1)(2)(3) Illustrative Sources & Uses

Note: RIN and LCFS price projections based on independent market study by ICF. Reflects 2021E – 2025E CAGR. Non-Cash Items includes Depreciation & Amortization, Asset Retirement Obligation, and Impairment costs. Beacon Accrued Royalty is recorded on an as-if paid basis; adjustment is made to reflect timing of expected cash flows. Minority interest: minority interest associated with OPAL’s partners at RNG production projects. Summary of Forecast (2) (2) (3) (1)

OPAL Assets Poised to Deliver Predictable Growth Across Segments 104-27-224 66-68-76 90-110-255 183-82-255 255-186-49 104-27-224 150-96-233 195-164-243 OPAL EBITDA ($MM) (1) Note: EBITDA metrics shown reflect upstream business. Refer to disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections. Represents 2021E net EBITDA. Gross EBITDA of $40MM. All 20 operating projects are currently wholly owned. Represents changes to Capture and Convert and Renewable Power EBITDA for projects operating in 2021 through 2024. Largest component represents increased ownership in existing Imperial / Greentree (e.g. Beacon) projects, which has already accrued. (2)

Volume Conversion from Dth or MMBtu to GGE Note: Refer to disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections. (1)1 MMBtu = 1 Dth. RNG Supply by Source (Million GGE) RNG Supply by Source (Million Dth or MMBtu(1)) Operating In-Construction Controlled Growth 3rd Party Supply 1 MMBtu = 7.74 GGE TBU - buckets

Growth Portfolio with Critical Milestones Met Each LFG and Dairy project has multiple milestones to pass before it can start construction Late-stage projects are those where all the milestone steps have been completed or initiated Mid-stage projects are those where certain milestone steps have been completed but not all the steps have been started The table on the right details the critical and non-critical milestones and late-stage and mid-stage projects’ status for each category of the milestones Late-Stage Mid-Stage LFG to RNG Projects Critical Milestones LRG Analysis LFG Curve / Volume Confirmation Plant Size Gas Interconnection Gas Rights Executed EPC Agreement Executed In process or completed In process or completed Non-Critical Milestones Site Visit Geotech Study Electric Interconnection Zoning Building / Construction Permit Environmental Permit In process or completed Certain Items have not started Dairy to RNG Projects Critical Milestones Environmental Permit Manure Analysis Gas Production Verification Plant Site Gas Interconnection Electric Supply / Interconnect Manure Rights Executed EPC Agreement Executed LCFS / CI Verification In process or completed In process or completed Non-Critical Milestones Site Visit Geotech Study Zoning Building / Construction Permit Environmental Permit In process or completed Certain Items have not started 104-27-224 66-68-76 90-110-255 183-82-255 255-186-49

Capturing the Value of Federal RIN Market

- The Renewable Fuel Standard ("RFS") mandates the incorporation of renewable content into transportation fuels in the U.S. and has significantly changed the transportation fuel landscape since its passage in 2005
- A Congressional mandate underpins RFS; an act of Congress is required to amend the program
- Biden Administration poised to support more stringent RVO baselines and push internal state-mandated fuel standards providing tailwinds to RIN pricing
- Production and dispensing of renewable fuel creates RINs and are the "currency" of the RFS program

Renewable volume obligation ("RVO") standards support D3 RIN pricing

Cellulosic RVO's through time

1. Sharp increases in the Federal requirement of cellulosic biofuel volume obligations accrues to the benefit of OPAL as a producer of LFG and Dairy RNG



(billions of gallons)
13
14
15
17
16
17
18
19
19
20
20
0.0
0.1
0.2
0.3
0.3
0.4
0.6
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Cellulosic Biofuel Volume Obligation (D3/D7)
Total RVO

Overview of RIN classifications

- **OPAL produces cellulosic biofuels, which qualify for D3 RINs and have been below RFS mandates, creating a market shortage of D3 RINs**
- **Benefits of D3 RIN classification for OPAL's RNG**
  1. D3 RIN volume obligations are expected to increase materially in 2021
  2. Increasing volume obligations and limited RNG supply help D3 RINs clear at a significant premium to other renewable fuels



Total renewable fuel
D6
Advanced biofuels
D5
Biomass-based diesel
D4
Cellulosic biofuel
D3 / D7

Renewable fuel (D6)
- Blending corn-based ethanol into gasoline

Advanced biofuel (D5)
- Blending sugar-cane based ethanol or biobutanol into gasoline

Biomass based diesel RIN (D4)
- Blending diesel made from soybean oil or animal fats into diesel

Cellulosic biofuel RIN (D3)
- Blending ethanol made from cellulosic material (e.g. biomethane) into gasoline

Historic RIN price performance

2. Current D3 RIN valued at **$35.77/MMBtu**, representing **approximately 10x** the value of traditional natural gas



($ per RIN)
$3.05
$1.42
$1.41
$1.14
Dec-19
Mar-20
Jun-20
Sep-20
Dec-20
Mar-21
Jun-21
Sep-21
D3
D4
D5
D6

OPAL

Source: EPA and Wall Street research.
Note: RIN pricing as of 10/1/2021. Illustrative natural gas price of $3.50/MMBtu.

43

State Level LCFS Markets Create Strong Value Proposition

- Established in 2007, the California LCFS is a market-based program designed to reduce transportation-driven greenhouse gas emissions in the state
- The program is administered by the California Air Resource Board ("CARB"), which sets annual CI standards
- Fuels in the California transportation fuel pool that have a CI lower than the target established by CARB generate LCFS credits, those with CI's higher than the annual standard generate deficits
- A fuel producer with deficits must have enough credits through generation and acquisition to be in annual compliance with the annual standard
- **Key value drivers for OPAL:**
  1. California was a first mover, pioneering the LCFS market design, but other states and provinces are introducing similar markets; Amazon recently announced publically its support for the LCFS proposal in Washington State
  2. Over time CI targets become more stringent, providing support for higher credit prices
  3. RNG from dairy facilities like those owned by OPAL produce the highest carbon credits by volume of any transport fuel given this is a carbon negative process

Current LCFS Programs



2007
2016
California
Oregon

1 Proposed LCFS Programs



2021
2021
2022
New York
Washington
Canada

Ability to stack RIN and LCFS credits creates a highly attractive opportunity

Select Near-Term LCFS Proposals



Nevada
New Mexico
Utah
Colorado
Minnesota
Iowa
Connecticut

2 California LCFS historical and projected pricing vs carbon intensity targets



$250
$200
$150
$100
$50
$0
LCFS credit price ($/MT)
0%
(5%)
(10%)
(15%)
(20%)
(25%)
Percent of Carbon Intensity
$104
$88
$161
$193
$198
$205
$212
$212
$214
$215
$217
$217
$216
$212
$208
2016
2017
2018
2019
2020
2021E
2022E
2023E
2024E
2025E
2026E
2027E
2028E
2029E
2030E
LCFS pricing
Carbon Intensity

Carbon intensity of key transportation fuels



Greenhouse gases (gCO2e/MJ)
102
84
40
39
Diesel
CNG
RNG (LFG)
Electricity
Hydrogen
RNG (Dairy)
(228)
(300)
3

	Diesel	CNG	RNG (LFG)	Electricity	Hydrogen	RNG (Dairy)
2021 $/GGE:(1)	($0.46)	($0.01)	$1.10	$1.13	$7.86	$9.68
2030 $/GGE:(2)	($0.76)	($0.30)	$0.83	$0.85	$7.69	$9.53

OPAL

Source: California Air Resource Board, OPAL provided materials and ICF RNG Market Report. See LCFS calculator page in appendix for more details.
Note: Carbon intensity of hydrogen is based on dairy RNG as the feedstock. Proposed LCFS program in Washington is pending gubernatorial signature.
(1) Assumes $205 LCFS credit price.
(2) Assumes $208 LCFS credit price and CI Standard of 80.36.

44

LCFS Credits Formula   Formula for LCFS Calculation   1 MMbtu receives $205(1) x 0.3655 = $74.93 worth of LCFS LCFS per MMBtu LCFS per GGE Formula Sample Calculation 1 GGE created from RNG (dairy) receives $74.93 / 7.74 = $9.68 worth of LCFS 1 GGE = 1 / 7.74 MMbtu Formula Sample Calculation Source: ICF. (1)ICF. California LCFS Credit price forecasted for 2021. Calculation Example for RNG from Dairy # of LCFS per MMbtu = 1,055.06 x 0.903 x (92.92 x 0.9 – (-300)) x 10-6 = 0.3655

Pricing Scenarios: Attractive Valuation Relative to Peers Even in Downward Price Sensitivities Note: ICF Price assumptions. Excludes earnout shares. Refer to disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections.

Risk Factors 104-27-224 66-68-76 90-110-255 183-82-255 255-186-49 Risks Related to Government Regulation of Our Businesses and Our Third Party Relationships We are dependent on contractual arrangements with, and the cooperation of, landfill and livestock waste site owners and operators, on which we operate our landfill gas and livestock waste projects that generate electricity and renewable natural gas (collectively, “Renewable Projects”), for access to and operations on their sites. These site owners generally make no warranties to us as to the quality or quantity of gas produced. We may be impacted due to operational issues encountered by these site owners in operating their facilities, such as, among other things: their ability to perform in accordance with their commitments to third parties (other than us) under agreements and permits; transportation, herd health and labor issues at the livestock waste production facilities dependent on contracted manure supplies; and gas collection issues such as broken pipes, ground water accumulation and inadequate landcover, as well as the particular character and mix of trash received, at the landfill gas facilities. · We from time to time face disputes or disagreements with landfill and livestock waste project owners and operators on existing or proposed projects, which could materially impact our ability to continue to operate an existing project on its current basis or at all, delay or eliminate our ability to secure the rights to or complete a proposed project, or impact our ability to identify and successfully secure the rights to construct and operate other future projects. · We are dependent on the production of vehicles and engines in our key customer and geographic markets by vehicle and engine manufacturers, over which we have no control. · Failure of third parties to manufacture quality products or provide reliable services in a timely manner could cause delays in developing and operating our projects, which could damage our reputation, adversely affect our partner relationships or adversely affect our growth. · Our operations are subject to numerous stringent environmental, health and safety laws and regulations that may expose us to significant costs and liabilities. From time to time, we have been issued violations from governmental bodies that our operations have failed to comply with such laws and regulations, particularly in regards to the operation of our landfill gas electric generating facilities. Failure to comply with these laws and regulations may result in the assessment of sanctions, including administrative, civil or criminal penalties, the imposition of investigatory or remedial obligations, and the issuance of orders limiting or prohibiting some or all of our operations. · Existing federal, state and local regulations and policies, including permitting requirements applicable to us, future changes to these regulations and policies, and enactment of new regulations and policies may present technical, regulatory and economic barriers to the generation, purchase and use of renewable natural gas (“RNG”) and electricity, and may adversely affect the market for the environmental attributes associated with the production of RNG and electricity. · A failure on our part to comply with any laws, regulations or rules, applicable to us may adversely affect the Combined Company’s business, investments and results of operations. · Our landfill and livestock waste site owners and operators are also subject to extensive federal, state and local regulations and policies, including permitting requirements, on account of their separate operations. Any failure on their part to comply with any laws, regulations or rules, applicable to them may also adversely affect the Combined Company’s business, investments and results of operations. · The financial performance of our business depends upon tax and other governmental incentives for the generation of renewable electricity and RNG, any of which could change at any time and such changes may negatively impact our growth strategy. · We rely on interconnection, transmission and pipeline facilities that we do not own or control and that are subject to constraints within a number of our regions. If these facilities fail to provide us with adequate capacity or have unplanned disruptions, we may be restricted in our ability to deliver electric power and RNG to our customers and we may either incur additional costs or forego revenues. · We rely on third party utility companies to provide our Renewable Projects with adequate utility supplies, including sewer, water and electricity, in order to operate our Renewable Project facilities. Any failure on the part of such providers to adequately supply our facilities with such utilities, including any prolonged period of loss of electricity, may have an adverse effect on our business and results of operations. · The demand for RNG, environmental attributes and renewable electricity depends in part on mandates instituted voluntarily by our private-sector purchasers, which may change in the future in ways that negatively affect our business. · We are subject to risks associated with litigation or administrative proceedings that could materially impact our operations, including proceedings in the future related to projects we subsequently acquire. · We currently own, and in the future may acquire, certain assets in which we have limited control over management decisions, including through joint ventures, and our interests in such assets may be subject to transfer or other related restrictions. · Our gas rights agreements, power purchase agreements, fuel-supply agreements, RNG dispensing agreements and other agreements, including contracts with owners and operators of landfill and livestock waste project sites, often contain complex provisions, including those relating to price adjustments, calculations and other terms based on gas price indices and other metrics, as well as other terms and provisions, the interpretation of which could result in disputes with counterparties that could materially affect our results of operations and customer or other business relationships. Market Risks Related to Our Businesses A reduction in the prices we can obtain for the environmental attributes generated from RNG, which include renewable identification numbers (RINs), low carbon fuel standard (LCFS) credits, and other incentives, could have a material adverse effect on our long-term business prospects, financial condition and results of operations. · A prolonged environment of low prices or reduced demand for RNG could have a material adverse effect on our long-term business prospects, financial condition and results of operations. · We face significant competition on the economics we are able to negotiate with our commercial and public fleet customers for dispensing RNG to them. · Our RNG is sold on a merchant pricing basis that exposes us to the risk of fluctuations in commodity prices. · Increases, decreases and general volatility in oil, gasoline, diesel, natural gas and RNG prices could adversely affect our business. · Increased rates of recycling and legislation encouraging recycling, increased use of waste incineration, advances in waste disposal technology, decreased demand for meat and livestock products, and downturns in the economy of the United States could decrease the availability or change the composition of waste for landfill and livestock waste gas. · We currently use, and may continue in the future to use, forward-sale and hedging arrangements, to mitigate certain risks, but the use of such arrangements could have a material adverse effect on our results of operations. Risks Related to the Business and Industry of the Combined Company Risk Factors Relating to Our Methane Capture Business · Our commercial success depends on our ability to identify, acquire, develop and operate Renewable Projects, as well as our ability to expand production at our current projects. · Acquiring existing Renewable Projects involves numerous risks, including potential exposure to pre-existing liabilities, unanticipated costs in acquiring and implementing the project, and lack of or limited experience in new geographic markets. · Our Renewable Projects face operational challenges customary to the renewable energy industry, including among other things the breakdown or failure of equipment or processes or performance below expected levels of output or efficiency due to normal wear and tear of our equipment, latent defects, design or operator errors, force majeure events, or lack of transmission capacity or other problems with third party interconnection and transmission facilities. · An unexpected reduction in RNG production by third party producers of RNG with whom we maintain marketing agreements to purchase RNG, or their inability or refusal to deliver such RNG as provided under those marketing agreements, may have a material adverse effect on our results of operations and could adversely affect associated dispensing agreements.

Risk Factors (Cont’d) 104-27-224 66-68-76 90-110-255 183-82-255 255-186-49 · Construction, development and operation of our Renewable Projects involves significant risks and hazards customary to the energy and RNG industry, including among other things acquiring and transporting fuel, operating large pieces of rotating equipment and delivering our electricity and renewable natural gas to interconnection and transmission systems, as well as other activities, whether caused by us or a third party actor, that might result in fire, explosion, structural collapse or machinery failure. Among other things, we may not have adequate insurance, or insurance may be unavailable, to cover these risks and hazards, or other risks that are beyond our control. · Our failure to produce and deliver the specified quality or quantity of RNG could have a material adverse effect on our long-term business prospects, financial condition and results of operations, by subjecting us to, among other things, possible rejection of the RNG, loss of the environmental attributes associated with such RNG, and possible penalties or terminations under the various contractual arrangements under which we operate. · The success of our RNG projects depends on our ability to timely generate and ultimately receive certification of the environmental attributes associated with our RNG production and sale. A delay or failure in the certification of these environmental attributes could have a material adverse effect on the financial performance of our RNG projects. · Maintenance, expansion and refurbishment of our Renewable Projects involve the risk of unplanned outages or reduced output, resulting from among other things periodic upgrading and improvement, unplanned breakdowns in equipment, and forced outages. · In order to secure development, operational, dispensing and other necessary contract rights for our Renewable Projects, we typically face a long and variable development cycle that requires significant resource commitments and a long lead time before we realize revenues. · Our Renewable Projects may not produce expected levels of output, and the amount of electricity or renewable gas actually produced at each of our respective projects will vary over time. · Our business plans include expanding from renewable electricity and RNG production projects into additional transportation-related infrastructure, including production and development of hydrogen vehicle filling stations. Any such expansions may present unforeseen challenges and result in a competitive disadvantage relative to our more-established competitors in the markets into which we wish to expand. Risk Factors Relating to Our Dispensing Business. · Our commercial success depends on our ability to identify, acquire, develop and operate public and private RNG fueling stations for public and commercial fleet vehicles, as well as supplying our customers with RNG for use as vehicle fuel. · Our ability to meet our obligations to supply RNG to our customer base is dependent on our ability to secure and maintain contract rights to sufficient supply of RNG and the associated environmental attributes. · Our gas rights and RNG dispensing agreements are subject to certain conditions. A failure to satisfy those conditions could result in the loss of gas rights or the termination of an RNG dispensing agreement. · Our gas marketing agreements require us to dispense gas up to contracted ceiling levels, and our failure to do so could result in a requirement for us to pay significant make-whole payments to the counterparty. · Our success is dependent on the willingness of commercial fleets and other customers to adopt, and continue use of, our vehicle fuels, which may not occur in a timely manner, at expected levels or at all. · Our vehicle fleet customers may choose to invest in renewable vehicle fuels other than RNG. · Our customer base in our RNG dispensing business is comprised of a limited number of customers, some of whom account for a significant portion of our recurring revenue. · Acquisition, financing, construction, and development of RNG fueling station projects by us or our partners that own projects may not commence on anticipated timelines or at all. The risks include, among other things, difficulties in identifying, obtaining, and permitting suitable sites for new projects; failure to obtain all necessary rights to land access and use; inaccuracy of assumptions with respect to the cost and schedule for completing construction; delays in deliveries or increases in the price of equipment; permitting and other regulatory issues, license revocation and changes in legal requirements; increases in the cost of labor, labor disputes and work stoppages; failure to receive quality and timely performance of third-party services; unforeseen engineering and environmental problems; cost overruns; accidents involving personal injury or the loss of life; and weather conditions, catastrophic events, including fires, explosions, earthquakes, droughts and acts of terrorism, and other force majeure events. · Our RNG fueling station construction activities for commercial fleets and other customers are subject to business and operational risks, including predicting demand in a particular market or markets, land use, permitting or zoning difficulties, responsibility for actions of sub-contractors on jobs in which we serve as general contractor, potential labor shortages due to the COVID-19 pandemic or otherwise, and cost overruns. Risk Factors Relating to Our Business in General. · Certain of our facilities are newly constructed or are under construction and may not perform as we expect. · Our contracts with governmental entities may be subject to unique risks, including possible termination of or reduction in the government programs under which we operate, instances in which our contract provisions allow the governmental entity to terminate, amend or change terms at their convenience, and competitive bidding processes for the award of contracts. · Our level of indebtedness could adversely affect our ability to raise additional capital to fund our operations and acquisitions. It could also expose us to the risk of increased interest rates and limit our ability to react to changes in the economy or our industry. · ArcLight and the Combined Company may be unable to obtain additional financing to fund our operations or growth. · Liabilities and costs associated with hazardous materials and contamination and other environmental conditions may require us to conduct investigations or remediation at the properties underlying our projects, may adversely impact the value of our projects or the underlying properties and may expose us to liabilities to third parties. · We have a history of accounting losses and may incur additional losses in the future. · Loss of our key management could adversely affect our business performance. · The Company’s management team has limited experience in operating a public company such as ArcLight. · The COVID-19 pandemic and measures intended to reduce its spread have, and may continue to, adversely affect our business, results of operations and financial condition. Integration and Other Risks of the Combined Company · Some relationships with customers and suppliers may experience disruptions in connection with the Business Combination, which may limit the Combined Company’s business. · The Company’s operations may be restricted during the pendency of the Business Combination pursuant to terms of a business combination or similar agreement. · Subsequent to the consummation of the Business Combination, the Combined Company may be required to take write-downs or write-offs, or the Combined Company may be subject to restructuring, impairment or other charges that could have a significant negative effect on the Combined Company’s financial condition, results of operations and the price of Common Stock. · The Company has identified significant deficiencies in its internal control over financial reporting. If the Company is unable to remediate these significant deficiencies, or if it identifies additional significant deficiencies, or any material weaknesses, in the future or otherwise fails to maintain an effective system of internal controls, it may not be able to accurately or timely report its financial condition or results of operations, which may adversely affect the Combined Company’s business and stock price. · The Combined Company’s failure to timely and effectively implement controls and procedures required by Section 404(a) of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) that will be applicable to it after the Business Combination is consummated could have a material adverse effect on its business. · The Combined Company will qualify as an “emerging growth company” within the meaning of the Securities Act, and if it takes advantage of certain exemptions from disclosure requirements available to emerging growth companies, it could make its securities less attractive to investors and may make it more difficult to compare its performance to the performance of other public companies.

Risk Factors (Cont’d) 104-27-224 66-68-76 90-110-255 183-82-255 255-186-49 Risks Relating to ArcLight and the Business Combination · The Company’s current majority stockholder is expected, following the Business Combination, to have control over all stockholder decisions of ArcLight because it controls a substantial majority of ArcLight’s voting power through “high vote” voting stock. Such majority stockholder may have potential conflicts of interest in connection with existing or proposed business relationships and decisions impacting the Combined Company and, even in situations where it does not have a conflict of interest, its interests in such matters may be different than the other stockholders. · Directors and officers of ArcLight may have potential conflicts of interest in recommending that stockholders vote in favor of approval of the Business Combination. · ArcLight has no operating history and its results of operations and those of the post-combination company may differ significantly from the unaudited pro forma financial data included in this presentation. · The Company’s operating and financial results forecasts may not prove accurate. · The Sponsor is liable to ensure that proceeds of the trust are not reduced by vendor claims in the event a Business Combination is not consummated. It has also agreed to pay for any liquidation expenses if a Business Combination is not consummated. Such liability may have influenced the its decision to agree to approve the Business Combination. · The consummation of the Business Combination will be, pursuant to a business combination or similar agreement if and when one is entered into, subject to a number of conditions and if those conditions are not satisfied or waived, the business combination agreement may be terminated in accordance with it terms and the Business Combination may not be completed. Termination of the business combination agreement, if one is entered into, could negatively impact ArcLight. · ArcLight and the Company may incur significant transaction costs in connection with the Business Combination. · ArcLight will not have a specified maximum redemption threshold. The absence of such a redemption threshold may make it possible for ArcLight to complete the Business Combination, even if a substantial majority of ArcLight’s public stockholders redeem their shares. · The ability of ArcLight’s public stockholders to exercise redemption rights with respect to a large number of ArcLight’s public shares may not allow ArcLight to complete the most desirable business combination or optimize the capital structure of the Combined Company. · The consummation of the proposed Business Combination is subject to a number of conditions and if those conditions are not satisfied or waived, the business combination agreement may be terminated in accordance with its terms and the Business Combination may not be completed. · The subscription agreement governing the terms of your purchase of Class A common stock is not cross-conditioned on the satisfaction by any other investor of their obligations under the subscription agreement entered into by such investor. · The exercise of ArcLight’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the Business Combination Agreement may result in a conflict of interest when determining whether such changes to the terms of the Business Combination or waivers of conditions are appropriate and in ArcLight’s stockholders’ best interest. · If ArcLight is unable to complete the proposed Business Combination or another initial business combination by a prescribed deadline, ArcLight will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares and, subject to the approval of its remaining stockholders and the ArcLight board, dissolving and liquidating. In such event, third parties may bring claims against ArcLight and, as a result, the proceeds held in the trust account could be reduced and the per-share liquidation price received by stockholders could be less than $10.00 per share. · ArcLight’s stockholders may be held liable for claims by third parties against ArcLight to the extent of distributions received by them. In the event ArcLight distributes the proceeds in the trust account to its public stockholders and subsequently files a bankruptcy petition or an involuntary bankruptcy petition is filed against ArcLight that is not dismissed, a bankruptcy court may seek to recover such proceeds, and ArcLight may be exposed to claims of punitive damages. If, before distributing the proceeds in the trust account to ArcLight’s public stockholders, ArcLight files a bankruptcy petition or an involuntary bankruptcy petition is filed against ArcLight that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of our stockholders and the per share amount that would otherwise be received by ArcLight’s stockholders in connection with ArcLight’s liquidation may be reduced. · Activities taken by existing ArcLight stockholders to increase the likelihood of approval of the Business Combination and the other transactions contemplated in connection therewith could have a depressive effect on ArcLight’s stock. · Neither the ArcLight Board nor any committee thereof will obtain a third-party valuation in determining whether or not to pursue the proposed Business Combination. Risks Relating to Ownership of ArcLight Common Stock Following the Business Combination · ArcLight’s only material assets following consummation of the Business Combination will be its indirect interests in the Company (the “Opco Partnership”), and ArcLight is accordingly dependent upon distributions from the Opco Partnership to pay dividends and taxes and other expenses. · ArcLight’s debt facilities also impose or may in the future impose certain restrictions on the Company’s subsidiaries making distributions to the Company. · If ArcLight were deemed an “investment company” under the Investment Company Act of 1940 (the “1940 Act”) as a result of its ownership of the Opco Partnership, applicable restrictions could make it impractical for it to continue its business as contemplated and could have a material adverse effect on its business. · It is anticipated that, following the consummation of the Business Combination, ArcLight will be a controlled company, and thus will not be subject to all of the corporate governance rules of NASDAQ. You will not have the same protections afforded to stockholders of companies that are subject to such requirements. · The dual class structure of ArcLight’s Common Stock following the Business Combination may adversely affect the trading market for the Class A common stock. · There can be no assurance that following the consummation of the Business Combination ArcLight will be able to comply with the continued listing standards of NASDAQ. · A significant portion of ArcLight’s Common Stock following the business combination will be subject to lock up restrictions that prohibit sales of such Common Stock. Following the expiration of such lock-up restrictions, the resulting shares could cause the market price of ArcLight’s Common Stock to drop significantly, even if ArcLight’s business is doing well. · Financial projections with respect to the Company may not prove to be reflective of actual financial results. · The market price of shares of the Common Stock of ArcLight after the Business Combination may be affected by factors different from those currently affecting the prices of the Common Stock and may be volatile. · If the Business Combination’s benefits do not meet the expectations of financial analysts, the market price of the Common Stock may decline after the Business Combinations. · ArcLight stockholders will have a significantly reduced ownership and voting interest after the Business Combinations and will exercise significantly less influence over management. · The NASDAQ may delist the Combined Company’s securities from trading on its exchange, which could limit investors’ ability to make transactions in its securities and subject the Combined Company to additional trading restrictions. · Because there are no current plans to pay cash dividends on Common Stock for the foreseeable future, you may not receive any return on investment unless you sell your Common Stock for a price greater than that which you paid for it. · If securities analysts do not publish research or reports about the Combined Company’s business or if they downgrade the Common Stock or the Combined Company’s sector, the price and trading volume of the Common Stock could decline. · Future sales, or the perception of future sales, by the Combined Company or its stockholders in the public market following the Business Combination could cause the market price for the Common Stock to decline. · Anti-takeover provisions expected to be contained in the operative ArcLight charter and bylaws following consummation of the Business Combination could delay or prevent a change of control. · A market for ArcLight’s securities may not continue, which would adversely affect the liquidity and price of ArcLight’s securities. · ArcLight will be a holding company and its only material asset after completion of the Business Combination will be its interest in the Combined Company, and it is accordingly dependent upon distributions made by its subsidiaries to pay taxes, make payments under an anticipated tax receivables agreement and pay dividends. · In certain cases, payments under an anticipated tax receivable agreement may exceed the actual tax benefits the Company realizes or be accelerated.